UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 8, 2012

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On November 8, 2012, Amy L. Tait tendered her resignation as a Director of Home Properties, Inc. due to the potential for a perceived conflict of interest arising from the recent formation of Broadtree Homes, LLC, an affiliate of Broadstone Real Estate, LLC, of which Mrs. Tait is Chairman and Chief Executive Officer.  Mrs. Tait’s resignation was accepted.

        The Company has no immediate plans to fill the Board seat vacated by Mrs. Tait’s resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 13, 2012                                                          HOME PROPERTIES, INC.
          (Registrant)

        By:           /s/ Ann M. McCormick
        Ann M. McCormick
        Executive Vice President,
        Secretary and General Counsel